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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 9, 2005


                      INTERNATIONAL SHIPHOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                                 2-63322                              36-2989662
    (State or other jurisdiction              (Commission File Number)          (IRS Employer Identification No.)
          of incorporation)

               650 Poydras Street, New Orleans, Louisiana                             70130
                (Address of principal executive offices)                           (Zip Code)

                                 (504) 529-5461
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE.

         On September 9, 2005, International Shipholding Corporation issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

         In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1 Press release issued by International Shipholding Corporation, dated September 9, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTERNATIONAL SHIPHOLDING CORPORATION


                                          By:  /s/ Niels M. Johnsen
                                               ---------------------------------
                                                  Niels M. Johnsen
                                                  President

Date:  September 9, 2005
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
 99.1 Press release issued by International Shipholding Corporation, dated September 9, 2005.